SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
February, 8, 2010
Date of report (Date of earliest event reported)
SurModics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344

(Address of Principal Executive Offices)	(Zip Code)
(952) 829-2700
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SurModics, Inc. 2009 Equity Incentive Plan
     At the Annual Meeting of Shareholders of SurModics, Inc. (the “Company”) held on February 8, 2010, the Company’s shareholders approved the SurModics, Inc. 2009 Equity Incentive Plan (the “2009 Equity Plan”), which the Company’s Board of Directors (the “Board”) had adopted, subject to shareholder approval, on September 21, 2009. At its September 21, 2009 meeting, the Board made certain awards to executive officers contingent upon approval of the 2009 Equity Plan.
     The 2009 Equity Plan is administered by the Board. The 2009 Equity Plan permits the Board to grant awards to directors, officers and other employees of the Company, as well as consultants, advisers and independent contractors in limited circumstances. The 2009 Equity Plan permits the issuance of awards in a variety of forms, including (1) nonqualified and incentive stock options for the purchase of the Company’s Common Stock, (2) stock appreciation rights, (3) restricted stock and restricted stock units, (4) performance shares, and (5) other stock-based awards. The Board may condition the grant or vesting of such awards on the achievement of performance goals or the passage of time. The aggregate number of shares of Common Stock available for issuance under the 2009 Equity Plan is 1,500,000. The 2009 Equity Plan permits certain awards granted under it to qualify as “performance-based compensation” as defined under regulations issued under Section 162(m) of the Internal Revenue Code of 1986, as amended.
     The description of the 2009 Equity Plan contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 18, 2009 in connection with the Company’s 2010 Annual Meeting of Shareholders (the “Proxy Statement”), under the caption “Approval of the SurModics, Inc. 2009 Equity Incentive Plan (Proposal #4)” is incorporated herein by reference. The above description of the 2009 Equity Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2009 Equity Plan, which is attached as Appendix A to the Proxy Statement.
Forms of Award Agreements
     The awards made pursuant to the 2009 Equity Plan will be made by the Board through the use of various forms of award agreements, which set forth additional terms applicable to the specific award. The form of Incentive Stock Option Agreement is attached hereto as Exhibit 10.2, the form of Non-Statutory Stock Option Agreement is attached hereto as Exhibit 10.3, the form of Performance Share Award Agreement is attached hereto as Exhibit 10.4 and the form of Restricted Stock Agreement is attached hereto as Exhibit 10.5.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	SurModics, Inc. 2009 Equity Incentive Plan (incorporated by reference from Appendix A to SurModics’ Definitive Proxy Statement filed with the SEC on December 18, 2009).

10.2	Form of Incentive Stock Option Agreement for the SurModics, Inc. 2009 Equity Incentive Plan.

10.3	Form of Non-Statutory Stock Option Agreement for the SurModics, Inc. 2009 Equity Incentive Plan.

10.4	Form of Performance Share Agreement for the SurModics, Inc. 2009 Equity Incentive Plan.

10.5	Form of Restricted Stock Agreement for the SurModics, Inc. 2009 Equity Incentive Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: February 12, 2010	/s/ Bryan K. Phillips
Bryan K. Phillips
Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
10.1	SurModics, Inc. 2009 Equity Incentive Plan (incorporated by reference from Appendix A to SurModics’ Definitive Proxy Statement filed with the SEC on December 18, 2009.

10.2	Form of Incentive Stock Option Agreement for the SurModics, Inc. 2009 Equity Incentive Plan.

10.3	Form of Non-Statutory Stock Option Agreement for the SurModics, Inc. 2009 Equity Incentive Plan.

10.4	Form of Performance Share Agreement for the SurModics, Inc. 2009 Equity Incentive Plan.

10.5	Form of Restricted Stock Agreement for the SurModics, Inc. 2009 Equity Incentive Plan.